UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2019

HELIX TCS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

10200 E. Girard Avenue, Suite B420 Denver, CO 80231
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLIX	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 10, 2019, Helix TCS, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) reporting, among other things, the completion of the merger of Green Tree International, Inc. (“GTI”) into Helix Acquisition Sub, Inc., the Company’s wholly-owned subsidiary.

Under parts (a) and (b) of Item 9.01 therein, the Company stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A (Amendment No. 1) amends the Original Report in order to provide the required financial information. Except for the filing of the financial statements and pro forma financial information, the Original Report is not being amended or updated in any other manner.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Green Tree International, Inc.

Audited financial statements of Green Tree International, Inc. as of and for the years ended December 31, 2018, and the related notes thereto, are included as Exhibit 99.1 and are incorporated herein by reference. The balance sheets as of June 30, 2019 and December 31, 2018 (unaudited) and the unaudited statements of operations, cash flows and stockholders’ deficit for the six-months ended June 30, 2019 are included as Exhibit 99.2 and are incorporated herein by reference.

(b)	Unaudited Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the six-months ended June 30, 2019 and the unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2018, reflecting the acquisition of Green Tree International, Inc., and the notes thereto are included as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Daszkal Bolton LLP.

99.1	Audited financial statements of Green Tree International, Inc. as of and for the year ended December 31, 2018 and the related notes thereto.

99.2	Balance sheets as of June 30, 2019 and December 31, 2018 (unaudited) and the unaudited statements of operations, cash flows and stockholders’ deficit for the six-month period ended June 30, 2019 and the related notes thereto.

99.3	Unaudited pro forma condensed combined statements of operations of the Company for the six-months ended June 30, 2019 and unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2018 and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: November 25, 2019	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

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